UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2026
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On November 2, 2026, Grindr Inc. (the “Company”) issued a press release announcing the completion of the Company’s acquisition of PurposeMed Inc. (“PurposeMed”), as described in Item 8.01 below. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained herein and the accompanying Exhibit 99.1 is being furnished under “Item 7.01 Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.
On November 2, 2026, the Company completed the previously announced acquisition of PurposeMed pursuant to that certain Securities Purchase Agreement, dated September 30, 2026 (the “Purchase Agreement”), by and among the Company, 18273618 Canada Inc., a Canadian corporation and wholly owned subsidiary of the Company, PurposeMed, the shareholders of PurposeMed party thereto (the “Sellers”), and Dr. Husein Moloo, solely in his capacity as the Sellers’ representative.
Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company acquired all of the issued and outstanding shares of PurposeMed for an upfront purchase price of approximately $250.0 million, subject to customary purchase price adjustments, consisting of $190.0 million in cash and $60.0 million in shares of the Company’s common stock, par value $0.0001 per share (an aggregate of 3,851,684 shares). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Sellers are also eligible to receive additional earnout consideration of up to $70.0 million in cash, contingent on the PurposeMed business achieving certain financial performance targets for the fiscal year ending December 31, 2027.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated November 2, 2026
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026

GRINDR INC.

By:

/s/ John North
John North
Chief Financial Officer